UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 21, 2004 (June 21, 2004)

Analysts International Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota		55435-3000
(Address for principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(952) 835-5900

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                (c) Exhibits.

                99.1 Press release issued June 21, 2004 announcing changes to the Board of Directors and appointments of President and Chief Financial Officer.

ITEM 9.  REGULATION FD DISCLOSURE

On June 21, 2004, Analysts International Corporation announced changes to its Board of Directors and the appointments of a President and a Chief Financial Officer.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 21, 2004	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

EXHIBIT INDEX

99.1	Press release dated June 21, 2004.